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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of NCO Group, Inc. (the "Company") does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended December 31, 20003 (the "Report") that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date:  March 12, 2004                                /s/ Michael J. Barrist
       --------------                                ------------------------
                                                     Michael J. Barrist
                                                     Chief Executive Officer


Date:  March 12, 2004                                /s/ Steven L. Winokur
       --------------                                ------------------------
                                                     Steven L. Winokur
                                                     Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.



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